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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K

                          ---------------------------


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) March 22, 1999
                               (March 22, 1999)


                          ---------------------------





                         TRIATHLON BROADCASTING COMPANY
             (Exact name of registrant as specified in its charter)




          DELAWARE                     0-26530                  13-0668235
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)               File No.)             Identification No.)

                                SYMPHONY TOWERS
                            750 B STREET, SUITE 1920
                          SAN DIEGO, CALIFORNIA 92101
                         (Address, including Zip Code,
                        of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 239-4242


                          ---------------------------







                                   No Change
         (Former name or former address, if changed since last report)

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                         TRIATHLON BROADCASTING COMPANY

ITEM 5.           OTHER EVENTS.

                  On March 22, 1999, Triathlon Broadcasting Company issued its earnings release for the quarter and year ended December 31, 1998. A copy of the release is attached to this report as Exhibit 99.1 and is incorporated into this report by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         C.       Exhibits.

                  Description                                        Exhibit
                  -----------                                        -------

                  Press Release dated March 22, 1999                  99.1







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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRIATHLON BROADCASTING COMPANY




Dated: March 22, 1999                    By: /s/  Norman Feuer
                                            -----------------------------------
                                         Name:    Norman Feuer
                                         Title:   Chief Executive Officer









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                                 EXHIBIT INDEX


Description                                                  Exhibit
-----------                                                  -------

Press Release dated March 22, 1999                            99.1















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